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                                                                    Exhibit 10.3

Private & Confidential

                              DATED AUGUST 12, 2005

                            ELCOM INTERNATIONAL, INC.      (1)

                                   ELCOM, INC.             (2)

                                       AND

                           PA SHARED SERVICES LIMITED      (3)

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                            PARENT COMPANY GUARANTEE

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                                                          Confidential

THIS DEED is made on 12 August 2005

BY

      (1) ELCOM INTERNATIONAL, INC. whose registered office is at 10 Oceana Way, Norwood, MA 02062 AND

      (2) ELCOM, INC. whose registered office is at 10 Oceana Way, Norwood, MA 02062 (together the "GUARANTORS");

IN FAVOUR OF

      (2) PA SHARED SERVICES LIMITED (registered number 05234104) whose registered office is at 123 Buckingham Palace Road, London SW1W 9SR; ("THE BENEFICIARY")

BACKGROUND

(A) The Beneficiary and Elcom Systems Limited (registered number 2838561) whose registered office is Forest House,3-5 Horndean Road, Bracknell, RG12 0XQ; ("ELCOM") (the "PRINCIPAL DEBTOR") are contemplating entering into a Sub-Framework Agreement (the "SUB-FRAMEWORK AGREEMENT") to assist in the provision of services to build and maintain the Zanzibar System under a framework agreement that the Beneficiary will sign with OGCbuying.solutions ("THE FRAMEWORK AGREEMENT").

(B) ELCOM, the Beneficiary and PA Consulting Services Limited (registered number 00414220) whose registered office is at 123 Buckingham Palace Road, London SW1W 9SR; ("PACS") are also contemplating entering into a Revenue Share Agreement ("THE REVENUE SHARE AGREEMENT") at the same time, which will distribute subscription revenue that may be generated by the Zanzibar System.

(C) PACS has agreed to provide a separate performance guarantee on behalf of PASSL in favour of OGCbuying.solutions for its obligations under the Framework Agreement and other associated agreements.

(D) The Guarantors are the ultimate parent and direct parent company of the Principal Debtor and have agreed to guarantee the Principal Debtor's obligations under the Sub-Framework Agreement and the Revenue Share Agreement (together "THE AGREEMENTS") in accordance with the terms and conditions contained in this Deed.

IT IS AGREED that:

1     GUARANTEE

1.1 The Guarantors hereby guarantee to the Beneficiary that the Principal Debtor shall observe and perform all the obligations, commitments, undertakings, warranties and indemnities to be observed and/or performed on the part of the Principal Debtor under or pursuant to such Agreements.

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2     LIABILITY UNCONDITIONAL

      The Guarantors' liability under this Deed shall be joint and several and shall not be discharged, reduced or otherwise affected in any way by reason of (i) a Beneficiary giving the Principal Debtor time or any other concession, (ii) any composition, discharge, release or other variation of liability entered into with, or granted to, the Principal Debtor, (iii) the Beneficiary taking, holding, varying, realising or not enforcing any other security for the liabilities of the Principal Debtor under the Agreements, (iv) any amendment, variation or waiver of any provisions of any of the Agreements, (iv) any legal limitation or incapacity relating to the Principal Debtor or (vi) the invalidity or unenforceability of the obligations of the Principal Debtor under any of the Agreements. The Guarantors shall have no greater liability under this Deed than it would have had if the Guarantors had entered into the Agreements with the Beneficiary in place of the Principal Debtor.

3     CONTINUING GUARANTEE

      This Deed shall continue in effect notwithstanding any intermediate payment or partial settlement until all the obligations hereunder have been performed or fulfilled in full.

4     INDEMNITY

      The Guarantors shall indemnify and keep indemnified the Beneficiary on demand by the Beneficiary against all reasonable losses, actions, claims, costs, charges, expenses and liabilities incurred by the Beneficiary directly from the enforcement of any of the provisions of this Deed or occasioned by any breach by the Guarantors of any of its obligations to the Beneficiary under this Deed.

5     WAIVER OF GUARANTORS' RIGHTS

5.1 The Guarantors shall, not at any time during the validity of this Deed, exercise (otherwise than in accordance with the Beneficiary's lawful and timely instructions):

      (a)   its rights of subrogation, contribution and indemnity;

      (b) its right to take the benefit of, share in or enforce any security or other guarantee or indemnity for the Principal Debtor's obligations held by the Beneficiary; and

      (c) its right to prove or claim in the bankruptcy, liquidation, administration or other insolvency proceedings of the Principal Debtor.

      Any amount recovered as a result of the exercise of such rights shall be paid to the Beneficiary as soon as reasonably practicable following demand.

6     ASSIGNMENT

      The Beneficiary may assign or transfer any of its rights of obligations under this Deed to PACS in its absolute discretion. The Guarantors may not assign or transfer any of its rights or obligations under this Deed.

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                                                          Confidential

7     CUMULATIVE

      The Beneficiary's rights under this Deed are cumulative and not exclusive of any rights provided by law and may be exercised from time to time and as often as the Beneficiary deems expedient.

8     CHANGES IN OWNERSHIP OF PRINCIPAL DEBTOR

      If at any time during the course of the Agreements the identity of the shareholders in the Principal Debtor changes, the Guarantors shall give notice in writing to the Beneficiary setting out the identity of all shareholders in the Principal Debtor with their respective shareholdings and whether shares are held beneficially or otherwise.

9     NOTICES AND DEMANDS

      Any notice or demand for payment by the Beneficiary under this Deed shall be in writing and shall be deemed to have been served on the Guarantors if served in accordance with the notice provisions in the Agreements which shall be deemed to be incorporated in this Deed mutatis mutandis, or to such other address (and/or facsimile number) as the Guarantors may from time to time notify the Beneficiary in writing.

10    INVALIDITY

      If any provisions of this Deed become invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

11    THIRD PARTIES

      Any person, other than PACS, who is not a party to this Deed (including any employee, officer, agent, representative or sub-contractor of any party) shall not have the right to enforce any term of this Deed which expressly or by implication confers a benefit on that person without the express prior agreement in writing of the Guarantors and the Beneficiary, which agreement must refer to this clause 11.

12    LAW AND JURISDICTION

      This Deed is governed by English law and, for the benefit of the Beneficiary, the Guarantors hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of England.

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                                                          Confidential

IN WITNESS whereof this Deed has been executed and delivered as a deed by the Guarantors on the date first specified above.

EXECUTED and DELIVERED)
as a DEED by          )
ELCOM INTERNATIONAL, INC.)

                                              /s/ Robert J. Crowell
                                              ------------------------
                                              DIRECTOR

                                              /s/ John E. Halnen
                                              ------------------------
                                              DIRECTOR/SECRETARY

EXECUTED and DELIVERED)
as a DEED by          )
ELCOM, INC.           )

                                              /s/ Robert J. Crowell
                                              ------------------------
                                              DIRECTOR

                                              /s/ John E. Halnen
                                              ------------------------
                                              DIRECTOR/SECRETARY

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